Exhibit 99.2

Q1 2012 Earnings Highlights April 26, 2012

Participants Rolla Huff Chairman & Chief Executive Officer Joe Wetzel President & Chief Operating Officer Louis Alterman Vice President Finance & Investor Relations Brad Ferguson Chief Financial Officer

Adjusted EBITDA & CapEx $ millions Adjusted EBITDA(1) Capital Expenditures Q1 2012 $78 $32 FY 2012 Guidance $285 - $295 $115 - $135 Strong operational results drove Adjusted EBITDA $ Millions. (1) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures

We have taken steps to improve Business churn Churn has declined prior to the impact of several initiatives which we are now undertaking Churn Improving Business Services Retail Churn(1) Consumer Churn Consumer mix is continually migrating towards longer tenures Churn has fallen as a result and we expect further improvement Churn continues to decline (1) Gross revenue loss excluding customer writedowns. Sourced from multiple legacy company systems.

Business Services Revenue % YoY (1) Total Company Revenue % YoY(1) Business Services revenue trajectory continues to improve While quarterly results could be lumpy, we expect Business Services revenue to grow sequentially by year-end 2012 Total company revenue trajectory, including Consumer, continues to improve Business Revenue Trajectory (1) Pro-forma for acquisitions and Q1 ’11 normalized for one-time items and accounting presentation - 9.5% - 8.2% - 6.1% - 5.8% Q2 '11 Q3 '11 Q4 '11 Q1 '12 - 12.6% - 10.9% - 9.2% - 8.7% Q2 '11 Q3 '11 Q4 '11 Q1 '12

IT Services Represents a Substantial Opportunity On average, organizations will increase cloud computing spending by 16%, and 63% of organizations agreed or strongly agreed that there will be long term cost savings. Two-thirds of companies said they expect to increase cloud spending in the next 12 months. The majority of IT executives said they are focusing their budgets on private clouds. Seven out of ten business and IT leaders said their IT departments needed to expand their skills base. We are aggressively pursuing the IT Services opportunity Source: 2012 IDG Enterprise Cloud Computing Study

Product Launches and Go To Market Milestones We have a broad and differentiated suite of products and services brought together through our unique myLink™ customer interface

Sales Metrics Q1 Closed Sales Mix Includes legacy and new product suite We are selling significantly more growth products than the makeup of our base reflects Nearly 30% of our Q1 sales consisted of MPLS, Hosted Voice, and IT Services We saw a strong trajectory within the quarter for our new product suite

Selected Q1 2012 Customer Wins IT Services Wins Connectivity Services Wins Deals range in size from $5K - $85K in monthly recurring revenue

Integration Completed Milestones Launched SIP Origination in our Wholesale Segment (Apr ‘12) Collapsed 3rd and final NOC (Apr ‘12) Launched our IT services product suite (Q1 ‘12) NE sales management integration (Q1 ‘12) Selected our billing platform (Q1 ‘12) Consolidated network inventory platform (Q1 ‘12) New Edge billing platform integration (Q4 ‘11) South Florida LEC circuit migration (Q4 ‘11) Payroll, time / attendance integration (Q4 ‘11) Customer support improvements & tools (Q4 ‘11) Nationwide product suite & sales training (Q4 ‘11) Upcoming Milestones Additional OSS planning and development phases Another phase of customer support consolidation Northeast provisioning and inventory migration Unified quoting and single product catalog Unified order management We completed several key milestones in the first quarter and continue to see improvements in operational quality and churn metrics

Q1 2012 Financial Highlights $46M in Unlevered Free Cash Flow(1) Earnings per share of $0.07, an improvement of $.03 against Q4 ‘11 Adjusted EBITDA and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures Fully Diluted Weighted Average Shares Financial Highlights ($M) Q1 '11 Q4 '11 Q1 '12 Var to Q4 '11 Adjusted EBITDA (1) 70 $ 82 $ 78 $ (4) $ Capital Expenditures 18 31 32 (1) Unlevered Free Cash Flow (1) 52 51 46 (5) Net Income 16 $ 4 $ 7 $ 3 $ Shares Outstanding (2) 110 107 107 Earnings Per Share 0.15 $ 0.04 $ 0.07 $ 0.03 $

Cash Flow We ended the quarter with $271M in cash and marketable securities An increase of $30M over Q4 ‘11 Returned $5M through dividends Cash Outflows ($M) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures Q1 '12 Beginning Cash & Marketable Securities 241 $ Adjusted EBITDA (1) 78 Capital Expenditures (32) Dividends (5) Previously exited facilities/severance (5) Working Capital, Federal/State AMT, Other (6) Ending Cash & Marketable Securities 271 $

Balance Sheet Highlights Balance Sheet Summary ($M) We remain under-levered relative to peers 1.2x leverage ratio Balance sheet provides us substantial flexibility Tax assets can offset taxable income well into the 2020s (2) $99M of share repurchase authorization Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures Illustrative – if taxable income averaged an equivalent amount to 2011’s $54 million level Q1 '12 EarthLink Cash and Marketable Securities 271 $ 10.5% Senior Secured Notes due 2016 325 $ 8.875% Senior Unsecured Notes due 2019 300 $ $150M Revolving Credit Facility (undrawn) - $ Gross Debt 625 $ Net Debt 354 $ 2012 Adjusted EBITDA Guidance Midpoint (1) 290 $ Gross Debt/EBITDA 2.2x Net Debt/EBITDA 1.2x

Operating Results Business revenue down $(2)M sequentially, an improvement over the prior quarter Consumer quarterly sequential declines will continue to decrease over time The company generated $185M of gross margin in Q1 or 54% of revenue Consumer churn improved in Q1 Operating Results ($M) (1) Gross revenue loss excluding customer writedowns. Sourced from multiple legacy company systems. Q1 '11 Q4 '11 Q1 '12 Var to Q4 '11 Total Revenue 243 $ 350 $ 344 $ (6) $ Business Revenue 142 263 260 (2) Consumer Revenue 101 88 84 (4) Cost of Revenue 104 161 159 2 Total Gross Margin 139 189 185 (4) Business Gross Margin 70 129 128 (0) Consumer Gross Margin 69 60 57 (4) Selling, G&A Expenses 73 $ 111 $ 110 $ 1 Business Retail Churn (1) 1.6% 1.5% 1.5% 0.0% Consumer Churn 2.7% 2.6% 2.5% 0.1%

2012 Guidance Projecting Net Income of $7M - $11M Higher non-cash tax, depreciation, amortization in Q2-4 Projecting Adj. EBITDA of $285M - $295M(1) Projecting CapEx of $115M - $135M Two-thirds of capital is variable Guidance assumes higher sales in 2012 Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures

Well Positioned to Create Value Expect to grow business services sequentially by the end of this year Revenue trajectory has shown meaningful improvement so far The quality of our sales force has improved We are scaling more efficient sales motions, like inside sales Our nationwide product suite is just now in the hands of our sales force IT services represents a large and rapidly growing industry that we have the opportunity to capitalize on Will continue to evaluate strategic opportunities Positioned to grow with the assets we have Will remain opportunistic and disciplined Generating significant cash flow Capital structure is a strength

Appendix

Business Services Consumer Broadband and VAS Consumer Dial $167M $344M We continue to transform the revenue profile of our company Business Services, Broadband and Value Added Services comprise 93% of our revenues Dial is just under 7% of our total revenue Revenue Mix Over Time

Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as net income before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration-related costs. Unlevered Free Cash Flow is defined by EarthLink as net income before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration-related costs, less cash used for purchases of property and equipment. Adjusted EBITDA and Unlevered Free Cash Flow are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA and Unlevered Free Cash Flow are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA and Unlevered Free Cash Flow should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles.

2012 Guidance Non GAAP Reconciliation Twelve Months Ended December 31, 2012 Net income $7 - $11 Interest expense and other, net 62 Income tax provision 5 - 6 Depreciation and amortization 183 - 188 Stock-based compensation expense 13 Restructuring, acquisition and integration-related costs 15 Adjusted EBITDA $285 - $295 EARTHLINK, INC. Reconciliation of Net Income to Adjusted EBITDA (in millions)

Historical Non GAAP Reconciliations Three Months Three Months Three Months Ended Ended Ended March 31, December 31, March 31, 2011 2011 2012 Net income 16,363 $ 4,151 $ 7,263 $ Interest expense and other, net 12,960 16,443 15,758 Income tax provision 10,627 3,694 3,174 Depreciation and amortization 21,676 46,747 45,254 Stock-based compensation expense 3,571 3,012 2,672 Restructuring, acquisition and integration-related costs 4,505 7,551 3,521 Adjusted EBITDA 69,702 $ 81,598 $ 77,642 $ EARTHLINK, INC. Reconciliation of Net Income to Adjusted EBITDA (in thousands)

Additional Non GAAP Reconciliations Three Months Three Months Three Months Ended Ended Ended March 31, December 31, March 31, 2011 2011 2012 Net cash provided by operating activities 54,466 $ 29,754 $ 66,211 $ Income tax provision 10,627 3,694 3,174 Non-cash income taxes (8,646) (4,274) (1,244) Interest expense and other, net 12,960 16,443 15,759 Amortization of debt discount, premium and issuance costs (2,831) (1,446) 494 Restructuring, acquisition and integration-related costs 4,505 7,551 3,521 Changes in operating assets and liabilities (1,461) 27,355 (9,989) Purchases of property and equipment (17,746) (31,000) (31,775) Other, net 82 2,521 (284) Unlevered Free Cash Flow 51,956 $ 50,598 $ 45,867 $ EARTHLINK, INC. Reconciliation of Net Cash Flows from Operating Activities to Unlevered Free Cash Flow (in thousands)

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. We disclaim any obligation to update any forward-looking statements contained herein, except as may be required pursuant to applicable law. With respect to forward-looking statements in this press release, the company seeks the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include: uncertainties (1) that we may not be able to execute our strategy to grow our business services revenue, which could adversely impact our results of operations and cash flows; (2) that we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (3) that we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (4) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (5) that our failure to achieve operating efficiencies will adversely affect our results of operations; (6) that unfavorable general economic conditions could harm our business; (7) that we face significant competition in the communications and managed IT services industry that could reduce our profitability; (8) that decisions by the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (9) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (10) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (11) that we may experience reductions in switched access and reciprocal compensation revenue; (12) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (13) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our revenue and results of operations; (14) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (15) that our consumer business is dependent on the availability of third-party network service providers; (16) that we face significant competition in the Internet industry that could reduce our profitability; (17) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access base from narrowband to broadband, will adversely affect our results of operations; (18) that potential regulation of Internet service providers could adversely affect our operations; (19) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (20) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (21) that security breaches could damage our reputation and harm our operating results; (22) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (23) that our business depends on effective business support systems and processes; (24) that government regulations could adversely affect our business or force us to change our business practices; (25) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (26) that we may not be able to protect our intellectual property; (27) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (28) that if we, or other industry participants, are unable to successfully defend against legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (29) that we may be required to recognize additional impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (30) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (31) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (32) that we may require additional capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (33) that we may reduce, or cease payment of, quarterly cash dividends; (34) that our stock price may be volatile; and (35) that provisions of our third restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of management. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2011.